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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                     SUPPLEMENT DATED SEPTEMBER 19, 2008 TO
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 29, 2008

This information supplements the Stock Funds Prospectus of First American Investment Funds, Inc. ("FAIF"), dated February 29, 2008, as previously supplemented March 26, April 1, and August 18, 2008 (the "Prospectus"), and the Statement of Additional Information of FAIF, dated February 29, 2008, as previously supplemented August 11, 2008 (the "SAI"). This supplement replaces and supersedes the prospectus supplement dated June 20, 2008. This supplement, the Prospectus, and the SAI constitute a current Prospectus and SAI. To request a copy of the Prospectus and/or SAI, please call 800-677-FUND.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION REGARDING FIRST AMERICAN INTERNATIONAL FUND, BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI.

CHANGE IN SUB-ADVISOR FOR INTERNATIONAL FUND

On September 18, 2008, at a special meeting of shareholders of International Fund (the "fund"), the fund's shareholders approved investment sub-advisory agreements between Altrinsic Global Advisors, LLC ("Altrinsic") and the fund's investment advisor, FAF Advisors, Inc. (the "advisor"), and between Hansberger Global Investors, Inc. ("HGI") and the advisor. The transition in management of the fund to Altrinsic and HGI from the fund's current sub-advisor, J.P. Morgan Investment Management Inc., will occur the week of November 3, 2008. Information on Altrinsic and HGI, both of which currently act as sub-advisors for First American International Select Fund, can be found on page 62 of the fund's prospectus, under "Additional Information - Management - Sub-Advisors."

ADOPTION OF "MANAGER-OF-MANAGERS" STRUCTURE FOR INTERNATIONAL FUND

At this same special meeting, the fund's shareholders also approved a proposal to authorize a "manager-of-managers" structure for the fund. Under the manager-of-managers structure, the advisor has the ultimate responsibility, subject to oversight by the fund's board of directors, to oversee the fund's sub-advisors and to recommend their hiring, termination and replacement. Shareholder approval of a new sub-advisor or a change to a sub-advisory agreement is not required. Shareholders will receive notice of, and information pertaining to, any new sub-advisory agreement or any material change to a sub-advisory agreement. In particular, shareholders will receive the same information about a new sub-advisory agreement and a new sub-advisor that they would receive in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a manager-of-managers arrangement, except that the fund will not be required to provide specific disclosure concerning the sub-advisory fees which are paid to individual sub-advisors which are not affiliated with the advisor. In each case, shareholders will receive such notice and information within 90 days of the change in sub-advisor or material change to a sub-advisory agreement.

CHANGES IN PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS FOR INTERNATIONAL FUND

Upon the transition in management of the fund to Altrinsic and HGI during the week of November 3, 2008, the fund's investment strategies will change to reflect the investment styles employed by Altrinsic and HGI. The following information describes the investment strategies of each sub-advisor and, upon the effectiveness of the change in management, will replace the information included in the third and fourth paragraphs under "Fund Summaries - International Fund - Principal Investment Strategies" on page 39 of the fund's prospectus.

                                                                    FAIF-STOCK#5

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     The fund employs a "multi-style, multi-manager" approach whereby the fund's advisor allocates portions of the fund's assets to the subadvisors, each of whom employs a distinct investment style. Altrinsic takes a "value" style approach to investing, emphasizing investments in equity securities of companies trading below intrinsic valuations with stable returns and companies trading at steep discounts to intrinsic valuations with catalysts for an improvement in returns. HGI takes a "growth" style approach to investing, emphasizing investments in the equity securities of companies with superior growth characteristics, including superior profitability, secular growth, sustainable competitive advantage, and strong capital structure. The investment strategies utilized by Altrinsic and HGI are further described in the fund's prospectus under "Additional Information - Management - Sub-Advisors," which relates to their management of International Select Fund. Information on their respective portfolio management teams can be found beginning on page 64 of the fund's prospectus under "Additional Information - Management - Portfolio Management - International Select Fund."

     When determining how to allocate the fund's assets between sub-advisors, the fund's advisor considers a variety of factors. These factors include a sub-advisor's investment style and performance record, as well as the characteristics of the sub-advisor's typical portfolio investments. These characteristics may include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocations between the sub-advisors will vary over time according to prospective returns and risks associated with the various investment styles.

     The advisor manages the portion of the fund's assets not allocated to a sub-advisor. The advisor may utilize these assets to increase the fund's exposure to certain companies, countries, regions, or investment styles, and for such other reasons as it deems advisable. The advisor may invest these assets in stock and stock index futures and options contracts, forward foreign currency exchange contracts, other investment companies, exchange-traded funds, and money market instruments and other short-term securities, including money market funds advised by the advisor. Walter A. French, Senior Equity Portfolio Manager for the advisor, is primarily responsible for the day-to-day management of these assets.

     The fund may invest in companies of any size.

The following principal risks are added under "Fund Summaries - International Fund - Principal Risks" on page 39 of the fund's prospectus.

     -    Multi-Manager Risk

     -    Small-Cap Stock Risk

     A description of each risk is included under "More About the Funds - Investment Strategies, Risks, and Other Investment Matters - Principal Risks" beginning on page 45 of the fund's prospectus.